LETTER RE SALE/OPTION AND PARTNERSHIP AMENDMENT


                              As of May 15, 1994



999 Third Avenue, Ltd.
c/o Wright Runstad & Company
1201 Third Avenue
Suite 2000
Seattle, Washington 98101

      Re:   First Interstate Center
            Seattle, Washington

Ladies and Gentlemen:

      Please refer to that certain agreement captioned "ARTICLES OF PARTNERSHIP OF WRIGHT-CARLYLE SEATTLE", dated as of March 10, 1982, by and between Carlyle Seattle Associates, an Illinois general partnership ("Carlyle") and 999 Third Avenue, Ltd., a Washington limited partnership ("999 Third Avenue"), as amended by that certain letter agreement (the "Letter re Financing") captioned "LETTER RE REFINANCING", dated as of June 21, 1985, as further amended by that certain letter agreement (the "Letter Re Construction Profit") captioned "LETTER RE CONSTRUCTION RELATED EXCESS", dated as of December 31, 1988. Such agreement, as amended by the Letter Re Financing and the Letter Re Construction Profit, is herein called the "Partnership Agreement". Except as otherwise indicated, each capitalized term used herein shall have the meaning set forth to the same in the Partnership Agreement.

      Wright Runstad & Company ("Wright Runstad"), the general partner of the general partner of 999 Third Avenue, is in the process of forming a real estate investment trust, an investment partnership or other entity (the "Investor") which, in turn, will be the managing general partner of a partnership (the "Investor Partnership") that will hold various investments of affiliates of Wright Runstad, including 999 Third Avenue's interest in the Partnership, subject to the provisions of the Partnership Agreement and paragraph 4.8J of this letter agreement (this "Agreement"). Wright Runstad and 999 Third Avenue would like such Investor Partnership to have an option to hold the entire interest of the Partnership in the referenced property and, in that connection, they have requested that Carlyle (and Carlyle is willing to) assign, and grant an option to acquire, portions of Carlyle's interest in the Partnership on the terms and conditions hereinafter set forth in this Agreement. Accordingly, it is hereby agreed as follows:

                                   ARTICLE I

                                 SALE; OPTION

      1.1 Sale. Upon and subject to the terms and conditions set forth in this Agreement, 999 Third Avenue shall purchase, and Carlyle shall sell, 49.95% of Carlyle's partnership interest in the Partnership, including, but not limited to, 49.95% of Carlyle's interest in the capital and profits of the Partnership (the "Subject Partnership Interest"). Such purchase and sale is herein called the "Sale".

      1.2 Option. Upon and subject to the terms and conditions set forth in this Agreement, 999 Third Avenue shall have the option (the "Option") to purchase the remaining 50.05% of Carlyle's partnership interest in the Partnership, including, but not limited to, 50.05% of Carlyle's interest in the capital and profits of the Partnership (it being the intent of the parties that, upon the consummation of the Sale and the Option by 999 Third Avenue [or the Investment Partnership], it shall have acquired Carlyle's entire interest in the Partnership, including, but not limited to, Carlyle's entire interest in the capital and profits of the Partnership). Carlyle's partnership interest after the Sale is herein called the "Option Partnership Interest".

      1.3 Partnership Amendment. In order to induce Carlyle to enter into this Agreement, 999 Third Avenue hereby waives its rights under Section 6.2C,
Section 6.2D and Section 7.2A of the Partnership Agreement. The Partnership Agreement is hereby amended so that 999 Third Avenue will no longer have any rights under such Sections. Such amendment is effective as of the date of this Agreement and shall continue in full force and effect regardless of whether the Sale occurs or the Option is exercised or the other transactions contemplated hereby are consummated, and shall survive the termination of this
Agreement.   In consideration of 999 Third Avenue's undertakings under this
Agreement, Carlyle agrees that, so long that this Agreement is in effect and has not been terminated in accordance with its terms, Carlyle shall not exercise its rights under Section 6.2C, Section 6.2D and Section 7.2A of the Partnership Agreement (it being the intent of the parties that, upon the termination of this Agreement in accordance with its terms, Carlyle shall once again be entitled to exercise any of its rights under Section 6.2C,
Section 6.2D and Section 7.2A of the Partnership Agreement).     The parties
hereby affirm that the Partnership Agreement is in full force and effect and, except as amended by this Agreement, unchanged.

      1.4 Business Purpose for Grant of Option. The granting of the Option by Carlyle pursuant to this Agreement (as opposed to including within the Sale the entirety of Carlyle's interest in the Partnership) is made in order to effectuate the intent of the parties that Carlyle remain a limited partner in the Partnership after the Sale for a period of up to two years in order to facilitate the orderly transition of ownership of the Property and management of the Partnership, and Carlyle agrees to use its reasonable efforts at no cost to Carlyle to cooperate with 999 Third Avenue in the transition of the management of the Partnership (such cooperation to be consistent with the terms of the Partnership Agreement and this Agreement).

                                  ARTICLE II

                                     SALE

      2.1 Obligations of 999 Third Avenue. 999 Third Avenue shall timely satisfy each of the following requirements (the timely satisfaction of which shall be a condition to Carlyle's obligation to proceed with the sale):

            A. On or before Thursday, September 22, 1994 (the "Outside Sale Notice Date"), Carlyle shall have received from 999 Third Avenue written notice (the "Sale Notice") meeting each of the following requirements:

                  (1) it shall confirm the "Sale Purchase Price" (as hereinafter defined), the calculation of which must be consistent with paragraph 2.2 below;

                  (2) it shall specify the "Sale Closing Date" (as hereinafter defined) in a manner consistent with the parameters set forth in paragraph 2.3 below; and

                  (3) it shall be addressed to Carlyle Seattle Associates, c/o JMB Realty Corporation, 900 North Michigan Avenue, Chicago, Illinois 60611-1575, Attention: Mr. Robert J. Chapman (19th Floor) and Mr. Scott R. Price (12th Floor).

In the event that the Sale Notice is not delivered as set forth above on or before the Outside Sale Notice Date, this Agreement shall terminate and shall be of no further force and effect and neither party shall have any liability hereunder (subject to the provisions of this Agreement which by their terms survive such termination).

            B. On or before Thursday, June 30, 1994, Carlyle shall have received from 999 Third Avenue $500,000 (such amount, as the same may be increased under paragraph 2.3A below is herein called the "Sale Deposit") in immediately available federal funds in accordance with written wiring instructions from Carlyle (the "Wiring Instructions").

      The Sale Deposit shall be deemed earned by Carlyle upon receipt and shall not be refundable to 999 Third Avenue under any circumstances (including the termination of this Agreement in accordance with its terms), but, if the Sale is consummated in accordance with this Agreement, the Sale Deposit shall be applied against the Sale Purchase Price at the consummation of the sale of the Subject Partnership Interest. In the event that the Sale Deposit is not delivered as set forth above on or before June 30, 1994, then this Agreement shall terminate and shall be of no further force and effect and neither party shall have any liability hereunder (subject to the provisions of this Agreement which by their terms survive such termination).

      For purposes of this Agreement, the foregoing requirements (the "Sale Conditions") shall have been "duly satisfied" if and only if the Sale Conditions have been satisfied on or before the dates indicated.

      2.2 Sale Purchase Price. The "Sale Purchase Price" shall be the sum of the following amounts:

            A. the aggregate amount of principal amortization under the existing loan in favor of Prudential Life Insurance Company encumbering the Property (the "Existing Loan") occurring after March 1, 1994 and on or before the Sale Closing Date; plus

            B.    $20,000,000.

      2.3 Sale Closing Conference. The sale of the Subject Partnership Interest shall be accomplished at a closing conference (the "Sale Closing Conference") which shall be at 9:00 a.m. Central Time on the Sale Closing Date at the offices at Carlyle in Chicago, Illinois. However, at either party's request, the parties shall reasonably cooperate to accomplish the consummation of such sale by mail (by, for example, the parties delivering to an escrow holder ["Escrow Holder"] reasonably satisfactory to the parties each of the documents and funds to be delivered by the parties as described below in this paragraph 2.3, the condition to the closing of such escrow being Escrow Holder's receipt of all of the documents and funds described below in paragraph 2.3, and such other conditions as the parties may reasonably agree upon and set forth in written instructions to Escrow Holder).

            A. The "Sale Closing Date" shall be specified in the Sale Notice, but shall satisfy each of the following conditions: (i) it shall be a business day other than a Friday, (ii) it shall not be earlier than 10 business days after the giving of the Sale Notice, and (iii) it shall not be later than Monday, October 17, 1994. However, if 999 Third Avenue is not in default under this Agreement, 999 Third Avenue shall have the right to extend the Sale Closing Date from Monday, October 17, 1994 to Thursday, December 22, 1994, by delivering to Carlyle, on or before the Outside Sale Notice Date, (i) a written notice (the "Extension Notice") indicating that 999 Third Avenue is electing to extend the Sale Closing Date to Thursday, December 22, 1994, and (ii) in consideration of (and as a condition to) Carlyle's agreement to extend the Sale Closing Date, the sum of $500,000 (the "Extension Fee") in immediately available federal funds, delivered in accordance with the Wiring Instructions (which $500,000 shall be added to, and become a part of and, accordingly, will be treated and applied the same as, the Sale Deposit). 999 Third Avenue's right to extend the Sale Closing Date shall expire automatically if 999 Third Avenue fails to deliver either the Extension Notice or the Extension Fee to Carlyle in the manner hereinabove described on or before the Outside Sale Notice Date.


            B.    At the Sale Closing Conference:

                  (1) Carlyle shall deliver to 999 Third Avenue an executed original counterpart of the assignment and assumption of the Subject Partnership Interest, in the form of Exhibit "A" attached hereto and made a part hereof (the "Subject Assignment and Assumption").

                  (2) Carlyle shall deliver to 999 Third Avenue an executed original counterpart of the amendment to the Partnership Agreement reflecting the Sale as reasonably agreed upon by the parties consistent with the requirements set forth in paragraph 4.6 below (the "Partnership Amendment").

                  (3) Carlyle shall deliver to 999 Third Avenue executed originals of the "Note", the "Security Agreement" and the "Financing Statements" (as defined below).

                  (4) 999 Third Avenue shall deliver to Carlyle executed original counterparts of the Subject Assignment and Assumption and the Security Agreement.

                  (5) 999 Third Avenue shall deliver to Carlyle an executed original counterpart of the Partnership Amendment.

                  (6) 999 Third Avenue shall deliver to Carlyle in immediately available federal funds in accordance with the Wiring Instructions the Sale Purchase Price (less the Sale Deposit).

                  (7)   In addition to the amount described in subparagraph
(6) above, 999 Third Avenue shall deliver to Carlyle in immediately available federal funds in accordance with the Wiring Instructions an amount equal to all Net Cash Receipts (with deduction for reserves set aside for the current year's tax payments, but otherwise without deduction for reserves), if any, for that portion of the term of the Partnership prior to the Sale Closing Date, that Carlyle has not theretofore received, but would have received had all such Net Cash Receipts (with deduction for reserves set aside for the current year's tax payments, but otherwise without deduction for reserves) been distributed under the Partnership Agreement prior to the Sale Closing Date.

                  (8)   In addition to the amounts described in subparagraphs
(6) and (7) above, 999 Third Avenue shall deliver to Carlyle in immediately available federal funds in accordance with the Wiring Instructions the sum of $5,000,000 (the "Option Consideration"), which shall be deemed earned by Carlyle upon receipt as further consideration for the Option and shall not be refundable to 999 Third Avenue under any circumstances, but, if the Option is duly exercised, the Option Consideration shall be applied against the Option Purchase Price at the consummation of the sale of the Option Partnership Interest.

                  (9)   In addition to the amounts described in subparagraphs
(6), (7) and (8)   above, 999 Third Avenue shall deliver to Carlyle in
immediately available federal funds in accordance with the Wiring Instructions the sum of $15,000,000 (the "Loan"), which shall be evidenced by a note executed by Carlyle, as borrower, in favor of 999 Third Avenue, as lender, in the form of Exhibit "B" attached hereto (the "Note"), and shall be secured by a security agreement executed by Carlyle, as borrower, in favor of 999 Third Avenue, as lender, in the form of Exhibit "C" attached hereto (the "Security Agreement"), and UCC financing statements executed by Carlyle, as debtor, in favor of 999 Third Avenue, as secured party, in the form of Exhibit "D" attached hereto (the "Financing Statements").

999 Third Avenue shall cause all funds to be delivered by it under this paragraph 2.3 to be so delivered no later than 1:00 p.m. Central Time on the Sale Closing Date. In the event that the Sale of the Subject Partnership Interest pursuant to the terms of this Agreement does not occur on or before the Sale Closing Date, then unless otherwise agreed by the parties in writing, this Agreement shall terminate and shall be of no further force and effect and neither party shall have any liability hereunder (subject to the provisions of this Agreement which by their terms survive such termination).

                                  ARTICLE III

                                    Option

      3.1 Conditions to Exercise of Option. A condition precedent to the exercise of the Option shall be the consummation of the Sale on the Sale Closing Date in full accordance with this Agreement. In addition, the Option may be exercised, if at all, by 999 Third Avenue delivering to Carlyle written notice (the "Option Election Notice") on or before the date that is two years after the Sale Closing Date, which Option Election Notice shall meet each of the following requirements:

            A. it shall state that 999 Third Avenue is exercising the Option;

            B. it shall confirm the "Option Purchase Price" (as hereinafter defined), the calculation of which must be consistent with paragraph 3.2 below;

            C. it shall specify the "Option Closing Date" (as hereinafter defined) in a manner consistent with the parameters set forth in paragraph 3.3 below; and

            D. it shall be addressed to Carlyle Seattle Associates, c/o JMB Realty Corporation, 900 North Michigan Avenue, Chicago, Illinois 60611-1575,
Attention:  Mr. Robert J. Chapman (19th Floor) and Mr. Scott R. Price (12th
Floor).

For purposes of this Agreement, the Option shall have been "duly exercised" if and only if (1) there is not a default by 999 Third Avenue under this Agreement (and, without limitation, the Sale is consummated on the Sale Closing Date in accordance with this Agreement and the Option Consideration is timely paid and the Loan is made on the Sale Closing Date), (2) the Option Election Notice is delivered on or before the date that is two years after the Sale Closing Date, and (3) the Option Election Notice satisfies each of the foregoing requirements. In the event that the Option is not duly exercised by 999 Third Avenue on or before the date which is two years after the Sale Closing Date, then unless otherwise agreed by the parties in writing, this Agreement shall terminate and shall be of no further force and effect and neither party shall have any liability hereunder (subject to the provisions of this Agreement which by their terms survive such termination, and without effect upon the items, funds and documents delivered in connection with the
Sale).

      3.2 Option Purchase Price. The "Option Purchase Price" shall be $21,350,000; provided, however, that for each day during the period, if any, from the first anniversary of the Sale Closing Date until the Option Closing Date, the foregoing amount shall be increased by 7% per annum.

      3.3 Option Closing Conference. In the event the Option is duly exercised, the sale of the Option Partnership Interest shall be accomplished at a closing conference (the "Option Closing Conference") which shall be at 9:00 a.m. Central Time on the Option Closing Date at the offices at Carlyle in Chicago, Illinois. However, at either party's request, the parties shall reasonably cooperate to accomplish the consummation of such sale by mail (by, for example, the parties delivering to Escrow Holder each of the documents and funds to be delivered by the parties as described below in this paragraph 3.3, the condition to the closing of such escrow being Escrow Holder's receipt of all of the documents and funds described below in paragraph 3.3, and such other conditions as the parties may reasonably agree upon and set forth in written instructions to Escrow Holder).

            A. The "Option Closing Date" shall be specified in the Option Election Notice, but shall satisfy each of the following conditions: (i) it shall be a business day other than a Friday, (ii) it shall be a day which is not later than the second anniversary of the Sale Closing Date, and (iii) it shall not be earlier than 10 business days after the giving of the Option Election Notice.

            B.    At the Option Closing Conference:

                  (1) Carlyle shall deliver to 999 Third Avenue an executed counterpart of the assignment and assumption of the Option Partnership Interest, in the form of Exhibit "E" attached hereto and made a part hereof (the "Second Assignment and Assumption").

                  (2) 999 Third Avenue shall deliver to Carlyle an executed counterpart of the Second Assignment and Assumption.

                  (3) 999 Third Avenue shall deliver to Carlyle in immediately available federal funds in accordance with the Wiring Instructions the sum of the Option Purchase Price (less the Option Consideration).

999 Third Avenue shall cause all funds to be delivered by it under this paragraph 3.3 to be so delivered no later than 1:00 p.m. Central Time on the Option Closing Date. 999 Third Avenue shall be entitled to offset the then unpaid principal balance and accrued interest under the Note on the Option Closing Date against an equal portion of the amount required to be delivered by 999 Third Avenue under subparagraph (3) above by returning to Carlyle the original Note marked "cancelled", the original Security Agreement and fully
executed termination statements terminating the Financing Statements.   In the
event that the sale Option Partnership Interest pursuant to the terms of this Agreement does not occur on or before the Option Closing Date, then unless otherwise agreed by the parties in writing, this Agreement shall terminate and shall be of no further force and effect and neither party shall have any liability hereunder (subject to the provisions of this Agreement which by their terms survive such termination, and without effect upon the items, funds and documents delivered in connection with the Sale).

                                  ARTICLE IV

                                    GENERAL

      4.1 As-Is Sale. The sale of any portion of Carlyle's interest in the Partnership pursuant to this Agreement shall be made on an "as-is" basis without any representation or warranty whatsoever except as may be expressly set forth in the Subject Assignment and Assumption and the Second Assignment and Assumption.

      4.2 Costs. Each of the Sale Purchase Price and the Option Purchase Price is intended to be a net price to Carlyle and accordingly all closing costs (including, but not limited to, any escrow charges) in connection with the sale of any portion of Carlyle's interest in the Partnership shall be borne by 999 Third Avenue. Notwithstanding the foregoing, although the parties believe that no real estate excise tax will be imposed by the State of Washington in connection with the transactions contemplated hereby, if any such tax (and related penalty) is imposed, it will be borne 50% by Carlyle and 50% by 999 Third Avenue; provided however, that if such tax (and related penalty) is imposed because (i) the Option Sale Date occurs within twelve months after the Sale Closing Date or (ii) 999 Third Avenue fails to contribute or cause to be contributed sufficient funds to the Partnership in order to dilute Carlyle's capital interest in the Partnership to below 50% prior to the Option Closing Date, or (iii) any combination of (i) or (ii) above, then such tax (and related penalty) shall be borne 100% by 999 Third Avenue.

      4.3 Tax and Accounting Matters. The parties anticipate that the transactions contemplated by this Agreement will not result in the termination of the Partnership for income tax purposes under Section 708(b)(1)(B) of the Internal Revenue Code. Furthermore, in connection with the transfers of interests in the Partnership on the Sale Closing Date and the Option Closing Date and consistent with Section 706(d) of the Internal Revenue Code, the varying interests of the Partners in the Partnership shall be determined on the basis of prorating the daily items of income, gain, loss deduction and credit of the Partnership over the entire year during which such an event occurs, and allocating such items on the basis of the varying interests of the Partners over the course of such year. If the Sale is consummated, the Partnership shall (under 999 Third Avenue's direction and control) cause to be timely prepared and filed all necessary state and federal tax returns for the taxable year of the Partnership that includes the Sale Closing Date and all subsequent taxable years (the "Post-Closing Years"). Carlyle shall continue to function as the tax matters partner with respect to all taxable years of the Partnership prior to the Post-Closing Years (the "Pre-Closing Years"). Carlyle shall have the right, from time to time, to review, and 999 Third Avenue shall make available to Carlyle for such review, all books and records of the Partnership to the extent relating to the period during which Carlyle is a partner in the Partnership. The Partnership shall retain such books and records for a reasonable period of time. 999 Third Avenue shall function as the tax matters partner with respect to the Post-Closing Years and shall promptly deliver to Carlyle copies of any financial statements or other reports prepared by or on behalf of the Partnership for any Post-Closing Year that includes any time during which Carlyle was a partner and such other information as Carlyle may reasonably request; Carlyle's prior written approval shall be required with respect to all tax elections, tax returns and tax audits with respect to any Post-Closing Year (or portion thereof) in which Carlyle was a partner in the Partnership.

      4.4 Investor and Investor Partnership. It is anticipated that, subject to paragraph 4.8J hereof, 999 Third Avenue will assign its rights under this Agreement and the Partnership Agreement to the Investor Partnership. It is understood, however, that the formation of Investor and the Investor Partnership are solely the business of Wright Runstad and its affiliates and Carlyle shall have no obligation or liability in connection therewith. In addition, Carlyle shall have no right to cause Wright Runstad to form Investor or Investor Partnership and Wright Runstad's failure to do so will in no event limit the obligations and liabilities of 999 Third Avenue under this Agreement or the Partnership Agreement. Without limitation on the foregoing, 999 Third Avenue shall indemnify, defend and hold harmless Carlyle, the present or future direct or indirect partners in, or agents or affiliates of, Carlyle, the affiliates of any of the foregoing, and the officers, directors, shareholders, partners, trustees, beneficiaries, advisors, and employees of any of the foregoing, from and against any and all threatened, pending or completed actions, suits or proceedings and any and all losses, damages, claims, costs and expenses (including, without limitation, reasonable attorneys' fees) against suffered or incurred by any of the foregoing as a result of third party claims (including, without limitation, claims of investors or partners in Investor or investors or partners in Investor Partnership) with respect to Investor or the Investor Partnership.

      4.5 Proposed Refinancing. Carlyle acknowledges that, concurrently with the consummation of the transfer of the Subject Partnership Interest pursuant to this Agreement on the Sale Closing Date, 999 Third Avenue intends to cause a refinancing of the Existing Loan (the "Refinancing"). 999 Third Avenue (and not the Partnership or Carlyle) shall be solely responsible for all costs and expenses of the refinancing (including, without limitation, all loan fees, brokerage fees and other closing costs, legal fees, and the funding of the amounts necessary for principal paydowns and prepayment premiums payable under the Existing Loan and required reserves under the Refinancing [to the extent not funded by the net proceeds of the Refinancing]), and 999 Third Avenue shall indemnify, defend and hold the Partnership and Carlyle from and against any claims made by any party in connection with such costs and expenses and the closing of the Refinancing (or the failure of the Refinancing to close unless such failure was the direct result of Carlyle's default under this Agreement). Carlyle hereby consents to the Refinancing provided that such Refinancing meets each of the parameters ("Refinancing Parameters") set forth in Exhibit "G" attached hereto.

      4.6 Partnership Amendment. The Partnership Amendment to be executed and delivered at the Sale Closing Conference shall be prepared by 999 Third Avenue and the Investor Partnership and contain such terms and conditions as 999 Third Avenue and the Investor Partnership shall determine, provided that the Partnership Amendment shall be subject to the written approval of Carlyle prior to the Sale Closing Date, which shall not be unreasonably withheld so long as the Partnership Amendment (and the resulting Partnership) meet the following requirements:

            A. The Partnership Amendment shall be dated as of the Sale Closing Date, and shall contain such provisions as are required to (1) create and maintain a limited partnership under the Uniform Limited Partnership Act of the State of Washington then in effect (the "Act"); and (2) create and maintain a partnership within the meaning of the Internal Revenue Code of 1986, as amended.

            B     The name of the Partnership shall be changed to "Wright-
Carlyle Seattle Limited Partnership".

            C. The Managing General Partner of the Partnership shall be the Investor Partnership, 999 Third Avenue, or an Affiliate thereof.

            D. Carlyle shall be a limited partner in such Partnership and shall have no obligation to contribute cash or any other property or credit to
the Partnership under any circumstances.   Carlyle shall not have any right to
participate in management or other decisions of the Partnership; except for the following: (1) the sale of the Property shall require the consent of Carlyle, (2) tax elections, audits, returns, settlements, and similar matters shall be subject to the prior written approval of Carlyle, which approval shall not be unreasonably withheld, (3) Carlyle shall have the right to consent to such matters for which consent rights are not waivable in a written partnership agreement under the Act, and (4) Carlyle's consent shall be required in connection with any further modification of the Partnership Agreement which would have an adverse affect upon its interest in the Partnership.

            E. The interest of Carlyle in the Partnership pursuant to the Partnership Amendment shall be the "Option Partnership Interest" under the Partnership Agreement, except as modified as follows:

                  (1) No profits, income or gain shall be allocable to Carlyle for income tax purposes except to the extent Carlyle receives cash in connection therewith.

                  (2) All of Carlyle's Option Partnership Interest preferences, accounts and priorities shall be maintained as the same were in effect immediately prior to the Sale Closing Date, except that such interests shall be reduced by the Subject Partnership Interest and shall be subordinate in all respects to the capital contributed to the Partnership by the Investor Partnership and to any and all preferences payable to the Investor Partnership with respect thereto, as determined solely by the Investor Partnership and 999 Third Avenue, including preferences in Net Cash Receipts, Net Refinancing Proceeds, Net Sale Proceeds and other distributions and return of such capital (except in no event shall the Investor Partnership be entitled to a preferred return in excess of the return necessary for Investor Partnership to receive an internal rate of return equal to 20% per annum, compounded annually, upon its investment in the Partnership).

            F. Following the Sale Closing Date, management of the Property shall be conducted by the Investor Partnership, 999 Third Avenue or an Affiliate of any of the foregoing, upon terms and conditions not more favorable to the manager than the terms and conditions for management of major office properties by such parties in the greater Seattle area.

            G. Immediately after the Sale (or concurrently with the Sale so long as the Partnership as amended by the Partnership Amendment shall be the borrower), the Property may be refinanced as determined by the Managing General Partner subject to the refinancing parameters described in Section 4.5 hereof and Exhibit F to this Agreement.

            H. In connection with the refinancing described in paragraph G above, the Investor Partnership shall be required to fund a portion of the retirement of the existing indebtedness, which capital shall be entitled to a priority yield and return of capital over all other interests in the Partnership, including the Option Partnership Interest, as described at paragraph 4.6 E(2) above (except in no event shall Investor Partnership be entitled to a preferred return in excess of the return necessary for Investor Partnership to receive an internal rate of return equal to 20% per annum, compounded annually, upon such investment in the Partnership).

            I.    Following the Sale, the restrictions set forth in Section
7.1 of the Partnership Agreement shall terminate.

            J. Following the Sale, the Partnership shall not be dissolved by the bankruptcy or dissolution of any Partner, including Carlyle, or for any other reason without the consent of all the Partners, except as otherwise provided in the Act.

            K. Following the Sale, all distributions shall be made when and as determined by the Managing General Partner, after establishing any reserves as established in the sole discretion of the Managing General Partner.

      Carlyle shall specify in writing and in reasonable detail any objections it may have to the proposed form of the Partnership Amendment and deliver such written objections to 999 Third Avenue within 10 days after its receipt of such proposed form of the Partnership Amendment.

      4.7 Interim Management of Property. The parties agree that, prior to the Sale Closing Date, the parties shall cause 999 Management Limited, a Washington limited partnership ("Manager"), to continue to manage the Property under its existing property management agreement with the Partnership in the ordinary course of business and consistent with its past management of the Property.

      4.8   Miscellaneous.

            A. Brokers. Each party represents and warrants to the other that no broker or finder has been engaged by it (or any of its affiliates) in connection with the transactions contemplated by this Agreement. In the event of a claim for a broker's or finder's fee or commission in connection herewith, then each party shall indemnify, defend and hold harmless the other from the same if it shall be based upon any statement or agreement alleged to have been made by the indemnifying party or its affiliates.

            B. Limitation of Liability. Notwithstanding anything to the contrary in this Agreement, the Partnership Agreement, or any agreement, instrument or certificate evidencing, securing or otherwise executed in connection with the Sale, Option or Refinancing, in no event shall any present or future direct or indirect partner in, or agent or affiliate of, Carlyle, nor any officer, director, shareholder, partner, trustee, beneficiary, advisor, or employee of any of the foregoing have any personal liability, directly or indirectly, under or in connection with this Agreement, the Partnership Agreement, or any agreement, instrument or certificate evidencing, securing or otherwise executed in connection with the Sale, Option or Refinancing, or any amendment or modification of any of the foregoing instruments made at any time or times, heretofore and hereafter; the recourse of 999 Third Avenue and each of its successors (including, without limitation, the Investor Partnership) and all other persons and entities in connection with the foregoing being limited solely to the assets of Carlyle for the payment of any claim or for any performance, and each of 999 Third Avenue and its successors (including, without limitation, the Investor Partnership) hereby waives such personal liability. In no event shall any contribution obligation of any partner in Carlyle (including, without limitation, any obligation to fund a negative capital account) be considered an asset of Carlyle for purposes of this paragraph. The limitations of liability provided in this paragraph are in addition to, and not in limitation of, any limitation on liability applicable to Carlyle or such parties provided by law or by any other contract, agreement or instrument.

            C. Entire Agreement. This Agreement contains the entire agreement between the parties respecting the matters herein set forth and supersedes all prior agreements between the parties respecting such matters.

            D. Time of the Essence. Time is of the essence of this Agreement.

            E. Captions. Article and paragraph headings shall not be used in construing this Agreement.

            F. Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of Illinois (without regard to conflicts of law).

            G. Attorneys' Fees. If any party obtains a judgment against any other party by reason of a breach of this Agreement, a reasonable attorneys' fee as fixed by the court shall be included in such judgment.

            H. Press Releases. Any press release issued with respect to the transactions contemplated by this Agreement shall be subject to the prior approval of both parties.

            I. Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same document.

            J. Assignment. Neither party may assign or transfer its rights or obligations under this Agreement without the prior written consent of the other party; provided, however, that Carlyle hereby agrees that 999 Third Avenue may assign its rights and obligations under this Agreement and its interest as a partner in the Partnership to the Investor Partnership, provided that such assignment occurs only on the Sale Closing Date and such assignment is conditioned upon the Sale. No consent given by a party to any transfer or assignment of the other party's rights or obligations hereunder shall be construed as a consent to any other transfer or assignment of a party's rights or obligations hereunder. No transfer or assignment in violation of the provisions hereof shall be valid or enforceable. In the event of a transfer by either party (including a transfer by 999 Third Avenue to the Investor Partnership) (i) the transferee shall assume in writing all of the transferor's obligations hereunder (or under the Partnership, as the case may be), but the transferor shall not be released from its obligations under this Agreement; and (ii) the parties shall make appropriate modifications to the instruments to be delivered pursuant to this Agreement in order to reflect such assignment. Subject to the foregoing, this Agreement and the terms and provisions hereof shall inure to the benefit of and be binding upon the successors and assigns of the parties.

            L. Further Instruments. Each party shall provide such additional documents, instruments and other assurances as may be reasonably required by the other party in connection with the consummation of the transactions contemplated by this Agreement, including, without limitation, customary legal opinions regarding the valid formation and existence of such party and the due authorization, execution and delivery of this Agreement and the instruments contemplated by this Agreement. Without limitation on the foregoing, in the event that the Sale shall occur, the parties shall take such acts as may be reasonably required by Carlyle in order to give creditors and other third parties notice of Carlyle's withdrawal as a general partner in the partnership.

      If the foregoing accurately sets forth our agreement, then please so indicate by signing a copy of this Agreement in the place provided below.

                              Very truly yours,

                              Carlyle:

                              CARLYLE SEATTLE ASSOCIATES,
                              a general partnership

                              By: CARLYLE REAL ESTATE LIMITED
                                    PARTNERSHIP-XII,
                                    a limited partnership,
                                    General Partner

                                    By: JMB REALTY CORPORATION,
                                     a Delaware corporation,
                                     General Partner


                                     By:_______________________________
                                     Name:_____________________________
                                     Title:____________________________

[SIGNATURE BLOCK CONTINUED ON NEXT PAGE]






                              By: CARLYLE REAL ESTATE LIMITED
                                    PARTNERSHIP-X,
                                    a limited partnership,
                                    General Partner

                                    By: JMB REALTY CORPORATION,
                                     a Delaware corporation,
                                     General Partner


                                     By:_______________________________
                                     Name:_____________________________
                                     Title:____________________________


ACCEPTED AND AGREED TO
AS OF THE DAY AND YEAR
FIRST ABOVE WRITTEN:

999 Third Avenue:

999 THIRD AVENUE, LTD.,
a Washington limited partnership

By: WRIGHT RUNSTAD ASSOCIATES
      LIMITED PARTNERSHIP,
      a Washington limited partnership,
      General Partner

      By: WRIGHT RUNSTAD & COMPANY,
            a Washington corporation,
            General Partner


       By: ___________________________
       Name: _________________________
       Title: __________________________

                                   EXHIBITS



A  -  Form of Subject Assignment and Assumption
B  -  Form of Note
C  -  Form of Security Agreement
D  -  Form of Financing Statement
E  -  Form of Second Assignment and Assumption
F -   Refinancing Parameters

                                  EXHIBIT "A"


       FORM OF SUBJECT ASSIGNMENT AND ASSUMPTION OF PARTNERSHIP INTEREST

               ASSIGNMENT AND ASSUMPTION OF PARTNERSHIP INTEREST
                           (First Interstate Center)


      THIS ASSIGNMENT AND ASSUMPTION OF PARTNERSHIP INTEREST (this "Assignment and Assumption") is made as of the ___ day of ______________, 1994, by and between CARLYLE SEATTLE ASSOCIATES, an Illinois general partnership ("Assignor"), to 999 THIRD AVENUE, LTD., a Washington limited partnership ("Assignee").

                W I T N E S S E T H,  T H A T    W H E R E A S:

      A. Assignor is a general partner of that certain Washington general partnership known as "WRIGHT-CARLYLE SEATTLE ASSOCIATES" (the "Partnership"), which Partnership is currently governed by that certain partnership agreement captioned "ARTICLES OF PARTNERSHIP OF WRIGHT-CARLYLE SEATTLE, dated as of March 10, 1982, by and between Assignor and Assignee, as amended by that certain letter agreement captioned "LETTER RE REFINANCING", dated as of June 21, 1985, as further amended by that certain letter agreement captioned "LETTER RE CONSTRUCTION RELATED EXCESS", dated as of December 31, 1988, and as further amended by that certain letter agreement captioned "LETTER RE SALE/OPTION AND PARTNERSHIP AMENDMENT", dated as of May 15, 1994 (collectively, the "Partnership Agreement"), the sole asset of the Partnership being an interest in that certain land and improvements located in the City of Seattle, State of Washington, consisting principally of an office complex commonly known as the "First Interstate Center" (the "Property").

      B. Assignor is the sole owner of the interest identified as the interest of "Carlyle" under the Partnership Agreement, as more particularly described in the Partnership Agreement (such being herein called the "Partnership Interest"); and

      C. Assignor desires to assign an undivided 49.95% of the Partnership Interest (the "Subject Partnership Interest") to Assignee, and Assignee desires to assume the Subject Partnership Interest.

      NOW, THEREFORE, THESE PRESENTS WITNESS, that for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Assignor and Assignee hereby agree as follows:

      1. Assignment. Assignor hereby assigns, transfers and sets over unto Assignee the entire Subject Partnership Interest.

      2. Representations and Warranties of Assignor. Assignor represents and warrants to Assignee the following: (i) the Subject Partnership Interest is free and clear of any liens, encumbrances, claims or liabilities of any kind or nature created by, through or under Assignor, except as created by the Partnership Agreement (including without limitation, the security interest in favor of Assignee and the Partnership created by Section 9.3 of the Partnership Agreement); (ii) this Assignment and Assumption is duly authorized, executed and delivered by and is binding upon Assignor; and (iii) Assignor is a partnership, duly organized, validly existing and in good standing under the laws of the State of Illinois, and has the capacity and authority to enter into this Assignment and Assumption.

      3. "AS IS" NATURE OF ASSIGNMENT. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN PARAGRAPH 2 ABOVE, ASSIGNEE HEREBY ACKNOWLEDGES AND AGREES THAT THE ASSIGNMENT OF THE SUBJECT PARTNERSHIP INTEREST IS ON AN "AS IS, WHERE IS" BASIS AND THAT ASSIGNOR HAS NOT MADE, DOES NOT MAKE AND SPECIFICALLY NEGATES AND DISCLAIMS ANY REPRESENTATIONS, WARRANTIES OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT, FUTURE OR OTHERWISE, OF, AS TO, CONCERNING OR WITH RESPECT TO THE PROPERTY, THE PARTNERSHIP OR THE SUBJECT PARTNERSHIP INTEREST. ASSIGNEE ACKNOWLEDGES THAT (A) ASSIGNEE OR AN AFFILIATE OF ASSIGNEE HAS BEEN A GENERAL PARTNER IN THE PARTNERSHIP SINCE MARCH 10, 1982, AND IT HAS HAD FULL AND ADEQUATE OPPORTUNITY TO COMPLETE ALL PHYSICAL, FINANCIAL AND OTHER EXAMINATIONS AND DUE DILIGENCE RELATING TO THE ACQUISITION OF THE SUBJECT PARTNERSHIP INTEREST HEREUNDER PRIOR TO THE DATE HEREOF, AND IT HEREBY ACCEPTS THE SUBJECT PARTNERSHIP INTEREST, APPROVES OF SUCH MATTERS AND AGREES TO PURCHASE THE SUBJECT PARTNERSHIP INTEREST ON AN "AS IS" BASIS; AND (B) IT WILL ACQUIRE THE SAME SOLELY ON THE BASIS OF SUCH EXAMINATIONS AND NOT ON ANY INFORMATION PROVIDED BY ASSIGNOR (OTHER THAN AS EXPRESSLY PROVIDED IN PARAGRAPH 2 ABOVE).

      4. Assumption. Assignee hereby accepts the assignment of the Subject Partnership Interest, agrees to be bound by the terms of the Partnership Agreement, and assumes the performance of all of the obligations of Assignor under the Partnership Agreement to the extent related to the Subject Partnership Interest first arising or accruing on and after the date of this Assignment and Assumption of Partnership Interest (including, without limitation, obligations under contracts, leases and other agreements entered into by the Partnership prior to date hereof, to the extent such obligations relate to the period commencing on the date hereof).

      5. Representations and Warranties of Assignee. Assignee represents and warrants to Assignor the following: (i) this Assignment and Assumption is duly authorized, executed and delivered by and is binding upon Assignee; and
(ii) Assignee is a partnership, duly organized, validly existing and in good standing under the laws of the State of Washington, and has the capacity and authority to enter into this Assignment and Assumption.

      6. Indemnification by Assignee and the Partnership. Assignee and the Partnership shall jointly and severally hold harmless, indemnify and defend Assignor from and against: (i) any and all "Claims" (as hereinafter defined) whether direct, contingent or consequential and no matter how arising, in any way and to the extent related to the Subject Partnership Interest, the Partnership or the Property and arising or accruing on and after the date hereof (including, without limitation, Claims related to obligations under contracts, leases and other agreements entered into by the Partnership prior to date hereof, to the extent such obligations relate to the period commencing on the date hereof, but excluding any Claims to the extent arising from Assignor's gross-negligence or wilful misconduct during such period). The indemnity provided for under this paragraph shall be subject to the following provisions:

      A. The indemnity shall cover the costs and expenses of the indemnitee, including reasonable attorneys' fees, related to any actions, suits or judgments incident to any of the matters covered by such indemnity.

      B. The indemnitee shall notify the indemnitor of any Claim against the indemnitee covered by the indemnity within 45 days after it has notice of such Claim, but failure to notify the indemnitor shall in no case prejudice the rights of the indemnitee under this Agreement unless the indemnitor shall be prejudiced by such failure and then only to the extent the indemnitor shall be prejudiced by such failure. Should the indemnitor fail to discharge or undertake to defend the indemnitee against such liability upon learning of the same, then the indemnitee may settle such liability, and the liability of the indemnitor hereunder shall be conclusively established by such settlement, the amount of such liability to include both the settlement consideration and the reasonable costs and expenses, including attorneys' fees, incurred by the indemnitee in effecting such settlement.

      C. The rights to indemnification under this paragraph shall also extend to the present or future direct or indirect partners in, or agents or affiliates of, Assignor, the affiliates of any of the foregoing, and the officers, directors, shareholders, partners, trustees, beneficiaries, advisors, and employees of any of the foregoing.

      D. As used herein, "Claim" means any obligation, liability, claim (including any claim for damage to property or injury to or death of any persons), lien or encumbrance, loss, damage, cost or expense.

      7. Binding Effect. This Assignment and Assumption shall be binding upon and shall inure to the benefit of the respective parties hereto and their respective legal representatives, successors and assigns.

      8. Governing Law. THIS ASSIGNMENT AND ASSUMPTION SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS (WITHOUT REGARD TO CONFLICTS OF LAW).

      9. No Third Party Beneficiaries. Except as provided in paragraph 6 hereof, nothing in this Assignment and Assumption, expressed or implied, is intended to confer any rights or remedies upon any person, other than the parties hereto and their respective successors and assigns.

      10. Limitation of Liability. Notwithstanding anything to the contrary in this Assignment and Assumption, the Partnership Agreement, the Option Letter, or any agreement, instrument or certificate evidencing, securing or otherwise executed in connection therewith, in no event shall any present or future direct or indirect partner in, or agent or affiliate of, Assignor, nor any officer, director, shareholder, partner, trustee, beneficiary, advisor, or employee of any of the foregoing have any personal liability, directly or indirectly, under or in connection with this Assignment and Assumption, the Partnership Agreement, the Option Letter, or any agreement, instrument or certificate evidencing, securing or otherwise executed in connection therewith, or any amendment or modification of any of the foregoing instruments made at any time or times, heretofore and hereafter; the recourse of Assignee and each of its successors and all other persons and entities in connection with the foregoing being limited to the solely to assets of Assignor for the payment of any claim or for any performance, and each of Assignee and its successors hereby waives such personal liability. In no event shall any contribution obligation of any partner in Assignor (including, without limitation, any obligation to fund a negative capital account) be considered an asset of Assignor for purposes of this paragraph. The limitations of liability provided in this paragraph are in addition to, and not in limitation of, any limitation on liability applicable to Assignor or such parties provided by law or by any other contract, agreement or instrument.

      11. Counterparts. This Assignment and Assumption may be executed in multiple counterparts, all of which when taken together shall deem to constitute one instrument.

      IN WITNESS WHEREOF, the Assignor and Assignee have executed and delivered this Assignment and Assumption as of the day, month and year first above written.

                              Assignor:

                              CARLYLE SEATTLE ASSOCIATES,
                              a general partnership

                              By: CARLYLE REAL ESTATE LIMITED
                                    PARTNERSHIP-XII,
                                    a limited partnership,
                                    General Partner

                                    By: JMB REALTY CORPORATION,
                                     a Delaware corporation,
                                     General Partner

                                     By:_______________________________
                                     Name:_____________________________
                                     Title:____________________________


                              By: CARLYLE REAL ESTATE LIMITED
                                    PARTNERSHIP-X,
                                    a limited partnership,
                                    General Partner

                                    By: JMB REALTY CORPORATION,
                                     a Delaware corporation,
                                     General Partner

                                     By:_______________________________
                                     Name:_____________________________
                                     Title:____________________________

                              Assignee:

                              999 THIRD AVENUE, LTD.,
                              a Washington limited partnership

                              By:  WRIGHT RUNSTAD ASSOCIATES
                                     LIMITED PARTNERSHIP,
                                     a Washington limited partnership,
                                     General Partner

                                     By:   WRIGHT RUNSTAD & COMPANY,
                                             a Washington corporation,
                                             General Partner

                                          By:___________________________
                                          Name:_________________________
                                          Title:________________________

                                    JOINDER

      The undersigned hereby joins in the execution of this Assignment and Assumption solely for the purpose of agreeing to indemnify, defend and hold harmless, jointly and severally with Assignee, each person or entity entitled to indemnification pursuant to the terms of paragraph 6 of this Assignment and Assumption.

                        WRIGHT-CARLYLE SEATTLE ASSOCIATES,
                        a Washington general partnership

                        By:   999 THIRD AVENUE, LTD.,
                              a Washington limited partnership
                              General Partner

                              By: WRIGHT RUNSTAD ASSOCIATES
                                    LIMITED PARTNERSHIP,
                                    a Washington limited partnership,
                                    General Partner

                                    By: WRIGHT RUNSTAD & COMPANY,
                                          a Washington corporation,
                                          General Partner

                                          By:___________________________
                                          Name:_________________________
                                          Title:________________________

                              JOINDER AND CONSENT

      The undersigned hereby joins in the execution of this Assignment and Assumption solely for the purpose of agreeing to indemnify, defend and hold harmless, jointly and severally with Assignee, each person or entity entitled to indemnification pursuant to the terms of paragraph 6 of this Assignment and Assumption, and to consent to the assignment and assumption provided for herein as required pursuant to Section 7.1 of the Partnership Agreement.


                              999 THIRD AVENUE, LTD.,
                              a Washington limited partnership

                              By: WRIGHT RUNSTAD ASSOCIATES
                                     LIMITED PARTNERSHIP,
                                     a Washington limited partnership,
                                     General Partner

                                     By: WRIGHT RUNSTAD & COMPANY,
                                           a Washington corporation,
                                           General Partner

                                    By:________________________________
                                    Name:______________________________
                                    Title:_____________________________

                                  EXHIBIT "B"


                            FORM OF PROMISSORY NOTE

                                PROMISSORY NOTE
                         SECURED BY SECURITY AGREEMENT

$15,000,000                 Los Angeles, California          ___________, 1994


            FOR VALUE RECEIVED, the undersigned, CARLYLE SEATTLE ASSOCIATES, an Illinois general partnership ("Payor"), promises to pay to 999 THIRD AVENUE, LTD., a Washington limited partnership ("Payee"), the sum of Fifteen Million and No/100 ($15,000,000), together with simple interest from the date hereof on unpaid principal at the rate of nine percent (9%) per annum, on and subject to the following terms and conditions:

            1. Payment of Principal and Interest. On Wednesday, January 1, 1997, all accrued and unpaid interest and all outstanding principal under this Note shall be paid by Payor to Payee.

            2. Definitions. As used in this Note, the following terms have the following meanings:

                  A. "Security Agreement" means the security agreement dated as of the date hereof securing this Note.

                  B. "Letter Agreement" means that certain agreement captioned "LETTER RE SALE/OPTION AND PARTNERSHIP AMENDMENT", dated as of May 15, 1994, between Payee and Payor, providing for, among other things, the sale from Payor to Payee, of 49.95% of Payor's partnership interest in Wright-Carlyle Seattle, a Washington general partnership (the "Partnership"), and an option to acquire the remaining interest of Payor in the Partnership as such letter agreement has been or shall hereafter be amended.

                  C. The terms "undersigned", as used in this Note, and "Debtor", as used in the Security Agreement, mean Payor and each successor and assign of the same as obligor of this Note and Debtor under the Security Agreement.

                  D. The terms "Holder", as used in this Note, and "Secured Party", as used in the Security Agreement, mean Payee and each successor and assign of the same as holder of this Note and Secured Party under the Security Agreement (including, where such successor or assign is a trust, both the trustees and beneficiaries thereof).

            3. Prepayment. The undersigned may prepay the unpaid balance of principal (and any accrued interest) under this Note in whole or in part at any time or times, without penalty or additional interest.

            4. Letter Agreement. This Note is given pursuant to the Letter Agreement. In addition to any other right or remedy of the undersigned (including, but not limited to, any provided by law), the undersigned may, at its election, credit any sum to which it becomes entitled under the Letter Agreement or any "Collateral Agreement" (including, but not limited to, any sum to which it becomes entitled by reason of any indemnity in favor of the undersigned under the Letter Agreement or any Collateral Agreement or by reason of any breach or default under the Letter Agreement or any Collateral Agreement) against any or all of the amounts payable under this Note (the particular payments against which credit is to be taken to be determined by the undersigned, including the payments first due after the undersigned shall elect to take such credit). As used herein, "Collateral Agreement" means any agreement, instrument, document or covenant made or entered into under or pursuant to the provisions of the Letter Agreement or concurrently with or in connection with the Letter Agreement or any of the transactions therein provided, and all amendments thereto made at any time or times heretofore or hereafter. Without limitation on, and in addition to, any other right or remedy of the undersigned (including, but not limited to, those hereinabove specified in this paragraph), during the pendency of any claim made on the undersigned against which the undersigned shall have been indemnified under the Letter Agreement or any Collateral Agreement, or following an occurrence or circumstance which the undersigned regards as a breach or default under the Letter Agreement or any Collateral Agreement or breach of any representation or warranty of any party under the Letter Agreement or any Collateral Agreement, or following an occurrence or condition which in the undersigned's opinion entitles the undersigned to payment pursuant to the provisions of the Letter Agreement or Collateral Agreement, the undersigned may, at its election, withhold until the settlement or disposition of such claim or the determination of the undersigned's recovery by reason of the undersigned's entitlement to such payment hereunder, the payment of all payments or installments to be made by it pursuant to this Note, and upon such settlement or disposition of such claim or determination of the undersigned's recovery or determination of the undersigned's entitlement to such payment, credit the amount of the same first against the installments and sums so withheld and then offset any remaining balance against any installments or amounts first payable under this Note after such settlement or disposition of such claim or determination of such recovery or entitlement to payment.

            5. Security Agreement. This Note is secured by the Security Agreement, and is further subject to and governed by the provisions contained in or referred to in the Security Agreement.

            6. Exculpation. In addition to, and not in limitation of, any limitation on liability provided by law or by any contract, agreement, instrument or document, the remedies of the Payee under this Note, for default or breach under this Note or the Security Agreement or any other security agreement or instrument, shall be limited to its rights against the collateral subject thereto. Without limitation on the generality of the foregoing and notwithstanding anything to the contrary in this Note, the Security Agreement or any agreement, instrument or certificate evidencing, securing or otherwise executed in connection therewith, in no event shall Payor or any present or future direct or indirect partner in, or agent or affiliate of, Payor, nor any officer, director, shareholder, partner, trustee, beneficiary, advisor, or employee of any of the foregoing have any personal liability, directly or indirectly, under or in connection with this Note, the Security Agreement, the Partnership Agreement, the Letter Agreement or any agreement, instrument or certificate evidencing, securing or otherwise executed in connection therewith, or any amendment or modification of any of the foregoing instruments made at any time or times, heretofore and hereafter; the recourse of Payee and each of its successors and all other persons and entities in connection with the foregoing being limited solely to the collateral which is the subject of the Security Agreement for the payment of any claim or for any performance, and each of Payee and its successors hereby waives all right to proceed directly against Payor or such other persons or entities under or in connection with this Note or the Security Agreement or such instruments, and all claim or right for any deficiency under this Note or upon foreclosure or sale or exercise of rights under the Security Agreement or such instruments.

            7. Acceleration. Should a default occur under the Security Agreement, and the same shall not be cured within the applicable cure period thereunder after Holder gives written notice of such default to the undersigned, then at the election of Holder the whole sum of principal and interest hereunder shall become immediately due and payable.

            8. Miscellaneous. Principal and interest are payable in lawful money of the United States. Nothing contained in this Note shall be deemed to require the payment of interest by the undersigned in excess of the amount which Holder may lawfully charge under the applicable usury laws. In the event that the interest provided herein shall exceed such lawful charge, then the amount of interest payable hereunder by the undersigned shall be reduced to the maximum amount of such lawful charge. In the event it shall become necessary to employ counsel to collect this obligation, the undersigned agrees to pay reasonable attorneys' fees for legal services involved. The validity and construction of this Note and all matters pertaining hereto are to be determined according to the laws of the State of Illinois (without regard to conflicts of law).

            9. Notice. Any notice which a party is required or may desire to give the other shall be in writing and shall be sent by personal delivery or by mail (either [i] by United States registered or certified mail, return receipt requested, postage prepaid, or [ii] by Federal Express or similar generally recognized overnight carrier regularly providing proof of delivery), addressed as follows (subject to the right of a party to designate a different address for itself by notice similarly given):

            TO HOLDER:

            999 Third Avenue, Ltd.
            c/o Wright Runstad & Company
            1201 Third Avenue
            Suite 2000
            Seattle, Washington  98101
            Attention:  Mr. H. Jon Runstad

            With Copy To:

            Whalen & Firestone
            1221 Second Avenue
            Suite 410
            Seattle, Washington  98101
            Attention:  Jerome D. Whalen, Esq.

            TO THE UNDERSIGNED:

            Carlyle Seattle Associates
            c/o JMB Realty Corporation
            900 North Michigan Avenue
            Chicago, Illinois  60611-1575
            Attention:  Mr. Scott R. Price


            With Copies To:

            Pircher, Nichols & Meeks
            1999 Avenue of the Stars
            Suite 2600
            Los Angeles, California  90067
            Attention:  Real Estate Notices (SAC/RCS)

Any notice so given by mail shall be deemed to have been given as of the date of delivery (whether accepted or refused) established by U.S. Post Office return receipt or the overnight carrier's proof of delivery, as the case may be. Any such notice not so given shall be deemed given upon receipt of the same by the party to whom the same is to be given.

            10. Assignment. This Note may not be negotiated, assigned, pledged or hypothecated, in whole or in part and any attempted negotiation, assignment, pledge or hypothecation in violation of the foregoing shall be void; provided however, that this Note may be assigned to the "Investor Partnership" (as defined in the Letter Agreement), in connection with a transfer permitted by Section 4.8J of the Letter Agreement.

                              CARLYLE SEATTLE ASSOCIATES,
                              a general partnership

                              By: CARLYLE REAL ESTATE LIMITED
                                    PARTNERSHIP-XII,
                                    a limited partnership,
                                    General Partner

                                    By: JMB REALTY CORPORATION,
                                     a Delaware corporation,
                                     General Partner

                                     By:_______________________________
                                     Name:_____________________________
                                     Title:____________________________

                              By: CARLYLE REAL ESTATE LIMITED
                                    PARTNERSHIP-X,
                                    a limited partnership,
                                    General Partner

                                    By: JMB REALTY CORPORATION,
                                      a Delaware corporation,
                                      General Partner

                                            By:_________________________
                                            Name:_______________________
                                            Title:______________________

                                  EXHIBIT "C"


                    FORM OF PARTNERSHIP SECURITY AGREEMENT

                        PARTNERSHIP SECURITY AGREEMENT


            THIS PARTNERSHIP SECURITY AGREEMENT (this "Security Agreement"), made as of the ____ day of ____________, 1994, by CARLYLE SEATTLE ASSOCIATES, an Illinois general partnership ("Debtor"), in favor of 999 THIRD AVENUE, LTD., a Washington limited partnership ("Secured Party").

                             W I T N E S S E T H:

            In order to secure the indebtedness hereinafter referred to and to secure the performance of all obligations of Debtor under the "Security Documents" (as hereinafter defined) and the performance of each and every covenant, agreement, and undertaking of Debtor made in the Security Documents, Debtor hereby grants to Secured Party a security interest in and to all of Debtor's interest in Wright-Carlyle Seattle, a Washington general partnership (as amended, the "Partnership"), created and evidenced by that certain partnership agreement (the "Partnership Agreement") captioned "ARTICLES OF PARTNERSHIP OF WRIGHT-CARLYLE SEATTLE", dated as of March 10, 1982, by and between Debtor and Secured Party, now or anytime hereafter held, including, without limitation, all of Debtor's rights to any return of capital and any distributions pursuant to the Partnership Agreement (all of the foregoing being hereinafter called the "Collateral") and all proceeds of Collateral.

                                   ARTICLE I

                             Secured Indebtedness

            1.1. This Security Agreement is made to secure and enforce the payment and performance of the following agreements, notes, obligations, indebtedness, and liabilities: (a) one certain promissory note of even date herewith in the original principal amount of FIFTEEN MILLION DOLLARS ($15,000,000), made by Debtor, payable to Secured Party, with interest as therein provided, both principal and interest being payable as therein provided, and all other notes given in substitution therefor or in renewal and extension thereof, in whole or in part (such note and all other notes given in substitution, renewal, or extension thereof, in whole or in part, being hereinafter called the "Note"); and (b) all indebtedness incurred or arising pursuant to the provisions of this Security Agreement or any other instrument evidencing or securing the payment of the indebtedness evidenced by the Note.

            1.2.  The indebtedness referred to in subheadings (a) and (b) of
Section 1.1 hereof is hereinafter sometimes referred to as the "secured indebtedness" or the "indebtedness secured hereby".

            1.3. The Note, this Security Agreement, and all other notes, security agreements, or other instruments evidencing or securing the secured indebtedness are herein sometimes collectively called the "Security Documents".

                                  ARTICLE II

                                Representations

            To induce Secured Party to enter into this Security Agreement, Debtor represents and warrants as follows:

            2.1. The Collateral is not subject to set off, counterclaim, defense, allowance, or adjustment or to objection or complaint, except as set forth in (i) the Partnership Agreement, (ii) the letter agreement (the "Letter Agreement") captioned "LETTER RE SALE/OPTION AND PARTNERSHIP AMENDMENT", dated as of May 15, 1994, by and between Debtor and Secured Party, and (iii) those documents and instruments executed pursuant to or in connection with the Letter Agreement (the "Collateral Agreements"). The Collateral does not include the portion of Debtor's interest in the Partnership that was sold pursuant to the Letter Agreement.

            2.2. Debtor has not assigned, encumbered or otherwise transferred the Collateral, except as set forth in the Partnership Agreement, the Letter Agreement and the Collateral Agreements.

            2.3. There is no financing statement covering the Collateral or its proceeds on file in any public office, except for financing statements filed in connection with the security agreement contained in the Partnership Agreement in favor of the Partnership and the partners therein.

            2.4. The location of Debtor's place of business is 900 North Michigan Avenue, Chicago, Illinois 60611-1575. Debtor will promptly notify Secured Party in writing of any change of location of such place of business.

            2.5. No bankruptcy or insolvency proceedings are pending by or against Debtor.

                                  ARTICLE III

                                   Covenants

            So long as the indebtedness secured hereby or any part thereof remains unpaid, Debtor covenants and agrees with Secured Party as follows:

            3.1. Notwithstanding the security interest in proceeds granted herein, Debtor shall not, without the prior written consent of the Secured Party (which consent may be withheld for any reason), sell, assign, hypothecate or otherwise dispose of the Collateral, or any interest therein, except pursuant to the Letter Agreement or any Collateral Agreement and Debtor shall otherwise warrant and defend the Collateral against the claims of all persons claiming by, through or under Debtor.

            3.2. Debtor shall not join in, or consent to, any modification of the Partnership Agreement without first receiving the written consent thereto of Secured Party.

            3.3 If the validity or priority of this Security Agreement or of any rights, titles, liens, or interests created or evidenced hereby with respect to the Collateral or any part thereof shall be endangered or shall be attacked, directly or indirectly, or if any legal proceedings are instituted against Debtor with respect thereto, Debtor will give prompt written notice thereof to Secured Party and, at Debtor's own cost and expense, will diligently endeavor to cure any defect that may be developed or claimed, and will take all necessary and proper steps for the defense of such legal proceedings, including the employment of counsel, the prosecution or defense of litigation, and the settlement, release or discharge of all adverse claims, and, in the event of default by Debtor in the performance of any of the foregoing, Secured Party (whether or not named as party to legal proceedings with respect thereto) is hereby authorized and empowered to take such additional steps as in its judgment and discretion may be necessary or proper for the defense of any such legal proceedings or the protection of the validity or priority of this Security Agreement, including the employment of counsel, the prosecution or defense of litigation, the compromise or discharge of any adverse claims made with respect to the Collateral, the purchase of any tax title, and the removal of prior liens or security interests, and all expenses so incurred of every kind and character shall be a demand obligation owing by Debtor and shall bear interest from the date of expenditure until paid at the highest rate of interest which may legally be contracted for by Debtor under the laws of the State of Illinois and shall be secured by the security interest evidenced by this Security Agreement, and the party incurring such expenses shall be subrogated to all rights of the person receiving such payment.

            3.4. Debtor will, on request of Secured Party: (a) promptly correct any defect, error, or omission which may be discovered in the contents of this Security Agreement or in any of the other Security Documents; (b) execute, acknowledge, deliver and record and/or file such further instruments (including, without limitation, further security agreements, financing statements, and continuation statements) and do such further acts as may be necessary, desirable or proper to carry out more effectively the purposes of the Security Documents and to subject to the security interests hereof any property intended by the terms of the Security Documents to be covered hereby, including, specifically, but without limitation, any renewals, additions, substitutions, or replacements to the then Collateral; and (c) execute, acknowledge delivery, procure, and file and/or record any documents or instruments deemed advisable by Secured Party to protect the security interest hereunder against the rights or interests of third persons, and Debtor will pay all costs connected with any of the foregoing.

            3.5. If the Partnership shall sell, exchange, assign, transfer, convey, or otherwise dispose of all or any part of the Partnership property, Debtor will pay over to Secured Party the proceeds of such transaction allocable to Debtor, up to, but not exceeding the amounts of the secured indebtedness, to be applied in accordance with Section 3.7 hereof.

            3.6. In the event the Partnership creates or places, or permits to be created or placed, any deed of trust, mortgage, security agreement, collateral assignment of leases, or any other security instrument of any kind against or covering the Partnership property, or any part thereof, Debtor shall pay over to Secured Party the proceeds of any such transaction distributed to Debtor, up to, but not exceeding the amounts of the secured indebtedness, to be applied in accordance with Section 3.7 hereof.

            3.7. Debtor shall pay over to Secured Party promptly upon receipt thereof all amounts received by Debtor under the Partnership Agreement (up to, but not exceeding the amounts of the secured indebtedness) including Debtor's share of: (a) any financing proceeds received by or on behalf of the Partnership; (b) proceeds from insurance not used in repair or restoration of Partnership Property; (c) proceeds generated from refinancing of indebtedness secured by any Existing Lien Security Instrument; (d) proceeds of condemnation awards with respect to Partnership Property and all judgments, decrees, and awards for injury or damage to the Partnership Property; and (e) any other amounts received by the Partnership and distributed to the partners thereof. The foregoing will be applied first to accrued, but unpaid, interest on the Note, then as a prepayment of principal of the Note until fully repaid, and the balance, if any, shall be promptly returned to Debtor.

            3.8. Debtor shall comply with the terms and provisions of the Note.

                                  ARTICLE IV

                         Remedies in Event of Default

         4.1. The term "Event of Default," as used in this Security Agreement, shall mean the occurrence of any of the following events:

              (a) the failure of Debtor to make due and punctual payment of the Note as the same shall become due and payable; or

              (b) the failure by Debtor to duly keep, perform and observe any other material covenant, representation, condition, or agreement in this Security Agreement or in any of the Security Documents, which failure continues for thirty (30) days after written notice by Secured Party to Debtor (or such longer period of time as may be reasonably necessary, provided that Debtor has commenced to cure such failure within such thirty (30) day period and diligently pursues such cure to completion); or

              (c) Debtor shall make a transfer in fraud of creditors or shall make an assignment for the benefit of creditors; or

              (d) a receiver, trustee, or custodian is appointed for all or substantially all of the assets of Debtor or for any of the Collateral in any proceeding brought by Debtor, or any such receiver or trustee shall be appointed in any proceeding brought against Debtor and not discharged within ninety (90) days after such appointment, or Debtor shall consent to or acquiesce in such appointment; or

              (e) Debtor shall file a petition under any section or chapter of the Federal Bankruptcy Reform Act, as amended, or under any similar law or statute of the United States or any State thereof, or Debtor shall be adjudged bankrupt or insolvent in proceedings filed against Debtor thereunder, or a petition or answer proposing the adjudication of Debtor as a bankrupt or its reorganization under any present or future federal or state bankruptcy or similar law shall be filed in any court and (in the case of an involuntary action) such petition or answer shall not be discharged or denied within ninety
         (90) days after the filing thereof, or any composition, rearrangement, extension, reorganization or other relief of debtors now or hereafter existing is requested by Debtor; or

              (f) the Collateral or any substantial part thereof shall be taken on execution or other process of law in any action against Debtor.

         4.2. Upon the occurrence of an Event of Default, Secured Party shall have the option (which shall be exercised by written notice from Secured Party to Debtor) of declaring all indebtedness secured hereby, both principal and accrued interest, to be immediately due and payable.

         4.3. Upon the occurrence of an Event of Default, Secured Party may exercise Secured Party's rights of enforcement under the Uniform Commercial Code in force in the State of Illinois, and, in conjunction with those rights and remedies, written notice mailed to Debtor at Debtor's address set forth in this Security Agreement ten (10) days prior to the date of public sale of the Collateral or prior to the date after which private sale of the Collateral will be made, shall constitute reasonable notice.

         4.4. In addition to the above, but subject to Section 4.6 below, Secured Party shall have and may exercise all other rights conferred by law or under the Security Documents and may resort to any remedy existing at law or in equity for the collection of the indebtedness secured hereby and for the enforcement of the covenants and agreements contained herein, and the resort to any such remedy shall not prevent the concurrent or subsequent employment of any other appropriate remedy or remedies.

         4.5. Subject to Section 4.6 below, no failure on the part of Secured Party to exercise, and no delay in exercising, any right, power, or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by Secured Party of any right, power, or remedy hereunder preclude any other or further exercise thereof or the exercise of any right, power or remedy.

         4.6. Notwithstanding anything to the contrary herein or in any Collateral Agreement, Debtor's liability and Secured Party's remedies shall be limited as set forth in paragraph 6 of the Note.

                                   ARTICLE V

                                 Miscellaneous

         5.1. When all of the indebtedness secured by this Security Agreement has been paid in full, then, and in that case only, the security interests evidenced hereby or provided for herein shall terminate and shall be released and the Collateral then held as such by Secured Party shall become free and clear of such security interests.

         5.2. No modifications or waiver of any provision of this Security Agreement nor consent to any departure by Debtor therefrom shall in any event be effective unless the same shall be in writing and signed by Secured Party, and then such waiver or consent shall be effective only in the specific instances, for the purpose for which given, and to the extent therein specified. No notice to or demand on Debtor in any case shall of itself entitle Debtor to any other or further notice of demand in similar or other circumstances.

         5.3. A carbon, photographic or other reproduction of this Security Agreement or of any financing statement relating to this Security Agreement shall be sufficient as a financing statement.

         5.4. The Note and all other secured indebtedness which may be owing hereunder at any time by Debtor shall be payable at the place designated in the Note, or if no such designation is made, at the office of Secured Party at the address indicated in this Security Agreement, or at such other place as Secured Party may designate in writing.

         5.5. If any part of the secured indebtedness cannot be lawfully secured by this Security Agreement or if any part of the Collateral cannot be lawfully subject to the lien hereof to the full extent of such indebtedness, then all payments made shall be applied on said indebtedness first in discharge of that portion thereof which is unsecured by this Security Agreement.

         5.6. Any provision contained herein or in the other Security Documents to the contrary notwithstanding, neither Secured Party nor any other holder of any of the secured indebtedness shall be entitled to receive or collect, nor shall Debtor be obligated to pay, interest on any of the secured indebtedness in excess of the Maximum Legal Rate permitted by the laws of the State of Illinois, and if any provision of the Security Documents shall ever be construed or held to permit the collection or to require the payment of any amount of interest in excess of the Maximum Legal Rate, the provisions of this
Section 5.6 shall control and shall override any contrary or inconsistent provision of such Security Document. The intention of the parties being to conform strictly to the usury laws now in force, the Security Documents shall be held subject to reduction to the amount allowed under said usury laws as now or hereafter construed by the courts having jurisdiction. The term "Maximum Legal Rate", as used herein, shall mean the maximum rate of interest permitted to be charged under applicable usury laws.

         5.7. Any notice which a party is required or may desire to give the other shall be in writing and may be sent by personal delivery or by mail (either [i] by United States registered or certified mail, return receipt requested, postage prepaid, or [ii] by Federal Express or similar generally recognized overnight carrier regularly providing proof of delivery), addressed to the address set forth therefor on the signature page hereof (subject to the right of a party to designate a different address for itself by notice similarly given at least ten days in advance of the date upon which such change of address shall be effective).

         5.8. The terms, provisions, covenants, and conditions hereof shall be binding upon, and shall inure to the benefit of, Debtor and Secured Party and their respective successors and assigns. However, neither party may assign or delegate this Security Agreement without the prior written consent of the other (except that Secured Party may assign its rights hereunder to the "Investor Partnership" (as defined in the Letter Agreement), in connection with a transfer permitted by Section 4.8J of the Letter Agreement.

         5.9. A determination that any provision of this Security Agreement is unenforceable or invalid shall not affect the enforceability or validity of any other provision, and any determination that the application of any provision of this Security Agreement to any person or circumstance is illegal or unenforceable shall not effect the enforceability or validity of such provision as it may apply to any other persons or circumstances.

         5.10. Within this Security Agreement, words of any gender shall be held and construed to include any other gender, and words in the singular number shall be held and construed to include the plural, unless the context otherwise requires. Whenever the words "including," "include" or "includes" are used in this Security Agreement, they should be interpreted in a non-exclusive manner as though the words "without limitation" immediately followed the same. Except as may otherwise be expressly provided herein, any approval or consent provided to be given by a party hereunder must be in writing in order to be effective and may be given or withheld in the absolute discretion of such party.

         5.11. This Security Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Illinois (without regard to conflicts of laws), except where federal law is applicable (including any applicable federal usury ceiling or other federal law preempting state usury laws).

         5.12. All exhibits attached to this Agreement are by this reference incorporated fully herein. The term "this Security Agreement" shall be considered to include all such exhibits.

         IN WITNESS WHEREOF, this Security Agreement is executed by Debtor as of the date first above written.

                              DEBTOR:

                              CARLYLE SEATTLE ASSOCIATES,
                              a general partnership

                              By:   CARLYLE REAL ESTATE LIMITED
                                    PARTNERSHIP-X
                                    a limited partnership,
                                    General Partner

                                    By:   JMB REALTY CORPORATION,
                                          a Delaware corporation,
                                          General Partner

                                          By:___________________________
                                          Name:_________________________
                                          Title:________________________

                              By:   CARLYLE REAL ESTATE LIMITED
                                    PARTNERSHIP-X,
                                    a limited partnership,
                                    General Partner

                                    By:   JMB REALTY CORPORATION,
                                          a Delaware corporation,
                                          General Partner

                                          By:___________________________
                                          Name:_________________________
                                          Title:________________________

                              SECURED PARTY:

                              999 THIRD AVENUE, LTD.,
                              a Washington limited partnership

                              By:   WRIGHT RUNSTAD ASSOCIATES LIMITED
                                    PARTNERSHIP,
                                    a Washington limited partnership,
                                    General Partner

                                    By:   WRIGHT RUNSTAD & COMPANY,
                                                a Washington corporation,
                                                General Partner

                                          By:_________________________________
                                          Name: ______________________________
                                          Title:______________________________
Address of Debtor:

Carlyle Seattle Associates
c/o JMB Realty Corporation
900 North Michigan Avenue
Chicago, Illinois  60611-1575
Attention:  Mr. Scott R. Price

With a copy of any notice to Debtor to:

Pircher, Nichols & Meeks
1999 Avenue of the Stars
Suite 2600
Los Angeles, California  90067
Attention:  Real Estate Notices (SAC/RCS)

Address of Secured Party:

999 Third Avenue Ltd.
c/o Wright Runstad & Company
1201 Third Avenue
Suite 2000
Seattle, Washington  98101
Attention:  Mr. H. Jon Runstad

With a copy of any notice to Secured Party to:

Whalen & Firestone
1221 Second Avenue
Suite 410
Seattle, Washington  98101
Attention:  Jerome D. Whalen, Esq.

                                  EXHIBIT "D"


                         FORM OF FINANCING STATEMENTS

                                  EXHIBIT "E"


                   FORM OF SECOND ASSIGNMENT AND ASSUMPTION

               ASSIGNMENT AND ASSUMPTION OF PARTNERSHIP INTEREST
                           (First Interstate Center)

         THIS ASSIGNMENT AND ASSUMPTION OF PARTNERSHIP INTEREST (this
"Assignment and Assumption") is made as of the ____ day of   _________, 199_,
by and between CARLYLE SEATTLE ASSOCIATES, an Illinois general partnership ("Assignor"), to 999 THIRD AVENUE, LTD., a Washington limited partnership ("Assignee").

                W I T N E S S E T H,  T H A T    W H E R E A S:

         A. Assignor is a limited partner of that certain Washington general partnership known as "WRIGHT-CARLYLE SEATTLE ASSOCIATES LIMITED PARTNERSHIP" (the "Partnership"), which Partnership is currently governed by that certain partnership agreement captioned "ARTICLES OF PARTNERSHIP OF WRIGHT-CARLYLE SEATTLE, dated as of March 10, 1982, by and between Assignor and Assignee, as amended by that certain letter agreement captioned "LETTER RE REFINANCING", dated as of June 21, 1985, as further amended by that certain letter agreement captioned "LETTER RE CONSTRUCTION RELATED EXCESS", dated as of December 31, 1988, as further amended by that certain letter agreement (the "Option Letter") captioned "LETTER RE SALE/OPTION AND PARTNERSHIP AMENDMENT", dated as of May 15, 1994, and as further amended by [DESCRIBE PARTNERSHIP AMENDMENT], dated as of ________________, 1994 (collectively, the "Partnership Agreement"), the sole asset of the Partnership being that certain land and improvements located in the City of Seattle, State of Washington, consisting principally of an office complex commonly known as the "First Interstate Center" (the "Property").

         B. Pursuant to that certain agreement (the "Prior Assignment") captioned "ASSIGNMENT AND ASSUMPTION OF PARTNERSHIP INTEREST", dated as of _______________, 1994, Assignor assigned to Assignee and Assignee assumed an undivided 49.95% of the interest of "Carlyle" under the Partnership Agreement, as more particularly described in the Partnership Agreement.

         C. Assignor desires to assign the remaining undivided 50.05% of the interest of "Carlyle" under the Partnership Agreement, as more particularly described in the Partnership Agreement (the "Subject Partnership Interest") to Assignee, Assignee desires to assume the Subject Partnership Interest, and Assignor desires to withdraw as a partner of the Partnership.

         NOW, THEREFORE, THESE PRESENTS WITNESS, that for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Assignor and Assignee hereby agree as follows:

         1. Assignment. Assignor hereby assigns, transfers and sets over unto Assignee the entire Subject Partnership Interest. This Assignment and Assumption, when taken together with the Prior Assignment, constitute the assignment by Assignor to Assignee of the entirety of Assignor's interest in and to the Partnership, and accordingly, Assignor hereby withdraws as a partner in the Partnership as of the date hereof.

         2. Representations and Warranties of Assignor. Assignor represents and warrants to Assignee the following: (i) the Subject Partnership Interest is free and clear of any liens, encumbrances, claims or liabilities of any kind or nature created by, through or under Assignor, except as created by the Partnership Agreement (including without limitation, the security interest in favor of Assignee and the Partnership created by Section 9.3 of the Partnership Agreement); (ii) this Assignment and Assumption is duly authorized, executed and delivered by and is binding upon Assignor; and (iii) Assignor is a partnership, duly organized, validly existing and in good standing under the laws of the State of Illinois, and has the capacity and authority to enter into this Assignment and Assumption.

         3. "AS IS" NATURE OF ASSIGNMENT. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN PARAGRAPH 2 ABOVE, ASSIGNEE HEREBY ACKNOWLEDGES AND AGREES THAT THE ASSIGNMENT OF THE SUBJECT PARTNERSHIP INTEREST IS ON AN "AS IS, WHERE IS" BASIS AND THAT ASSIGNOR HAS NOT MADE, DOES NOT MAKE AND SPECIFICALLY NEGATES AND DISCLAIMS ANY REPRESENTATIONS, WARRANTIES OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT, FUTURE OR OTHERWISE, OF, AS TO, CONCERNING OR WITH RESPECT TO THE PROPERTY, THE PARTNERSHIP OR THE SUBJECT PARTNERSHIP INTEREST. ASSIGNEE ACKNOWLEDGES THAT (A) ASSIGNEE OR AN AFFILIATE OF ASSIGNEE HAS BEEN A GENERAL PARTNER IN THE PARTNERSHIP SINCE MARCH 10, 1982, AND IT HAS HAD FULL AND ADEQUATE OPPORTUNITY TO COMPLETE ALL PHYSICAL, FINANCIAL AND OTHER EXAMINATIONS AND DUE DILIGENCE RELATING TO THE ACQUISITION OF THE SUBJECT PARTNERSHIP INTEREST HEREUNDER PRIOR TO THE DATE HEREOF, AND IT HEREBY ACCEPTS THE SUBJECT PARTNERSHIP INTEREST, APPROVES OF SUCH MATTERS AND AGREES TO PURCHASE THE SUBJECT PARTNERSHIP INTEREST ON AN "AS IS" BASIS; AND (B) IT WILL ACQUIRE THE SAME SOLELY ON THE BASIS OF SUCH EXAMINATIONS AND NOT ON ANY INFORMATION PROVIDED BY ASSIGNOR (OTHER THAN AS EXPRESSLY PROVIDED IN PARAGRAPH 2 ABOVE).

         4. Assumption. Assignee hereby accepts the assignment of the Subject Partnership Interest, agrees to be bound by the terms of the Partnership Agreement, and assumes the performance of all of the obligations of Assignor under the Partnership Agreement to the extent related to the Subject Partnership Interest first arising or accruing on and after the date of this Assignment and Assumption of Partnership Interest (including, without limitation, obligations under contracts, leases and other agreements entered into by the Partnership prior to date hereof, to the extent such obligations relate to the period commencing on the date hereof).

         5. Representations and Warranties of Assignee. Assignee represents and warrants to Assignor the following: (i) this Assignment and Assumption is duly authorized, executed and delivered by and is binding upon Assignee; and
(ii) Assignee is a partnership, duly organized, validly existing and in good standing under the laws of the State of Washington, and has the capacity and authority to enter into this Assignment and Assumption.

         6. Indemnification by Assignee and the Partnership. Assignee and the Partnership shall jointly and severally hold harmless, indemnify and defend Assignor from and against: (i) any and all "Claims" (as hereinafter defined) whether direct, contingent or consequential and no matter how arising, in any way and to the extent related to the Subject Partnership Interest, the Partnership or the Property and arising or accruing on and after the date hereof (including, without limitation, Claims related to obligations under contracts, leases and other agreements entered into by the Partnership prior to date hereof, to the extent such obligations relate to the period commencing on the date hereof, but excluding any Claims to the extent arising from Assignor's gross-negligence or wilful misconduct during such period).
The indemnity provided for under this paragraph shall be subject to the following provisions:

         A. The indemnity shall cover the costs and expenses of the indemnitee, including reasonable attorneys' fees, related to any actions, suits or judgments incident to any of the matters covered by such indemnity.

         B. The indemnitee shall notify the indemnitor of any Claim against the indemnitee covered by the indemnity within 45 days after it has notice of such Claim, but failure to notify the indemnitor shall in no case prejudice the rights of the indemnitee under this Agreement unless the indemnitor shall be prejudiced by such failure and then only to the extent the indemnitor shall be prejudiced by such failure. Should the indemnitor fail to discharge or undertake to defend the indemnitee against such liability upon learning of the same, then the indemnitee may settle such liability, and the liability of the indemnitor hereunder shall be conclusively established by such settlement, the amount of such liability to include both the settlement consideration and the reasonable costs and expenses, including attorneys' fees, incurred by the indemnitee in effecting such settlement.

         C. The rights to indemnification under this paragraph shall also extend to the present or future direct or indirect partners in, or agents or affiliates of, Assignor, the affiliates of any of the foregoing, and the officers, directors, shareholders, partners, trustees, beneficiaries, advisors, and employees of any of the foregoing.

         D. As used herein, "Claim" means any obligation, liability, claim (including any claim for damage to property or injury to or death of any persons), lien or encumbrance, loss, damage, cost or expense.

         7. Binding Effect. This Assignment and Assumption shall be binding upon and shall inure to the benefit of the respective parties hereto and their respective legal representatives, successors and assigns.

         8. Governing Law. THIS ASSIGNMENT AND ASSUMPTION SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS (WITHOUT REGARD TO CONFLICTS OF LAW).

         9. No Third Party Beneficiaries. Except as provided in paragraph 6 hereof, nothing in this Assignment and Assumption, expressed or implied, is intended to confer any rights or remedies upon any person, other than the parties hereto and their respective successors and assigns.

         10. Limitation of Liability. Notwithstanding anything to the contrary in this Assignment and Assumption, the Partnership Agreement, the Option Letter, or any agreement, instrument or certificate evidencing, securing or otherwise executed in connection therewith, in no event shall any present or future direct or indirect partner in, or agent or affiliate of, Assignor, nor any officer, director, shareholder, partner, trustee, beneficiary, advisor, or employee of any of the foregoing have any personal liability, directly or indirectly, under or in connection with this Assignment and Assumption, the Partnership Agreement, the Option Letter, or any agreement, instrument or certificate evidencing, securing or otherwise executed in connection therewith, or any amendment or modification of any of the foregoing instruments made at any time or times, heretofore and hereafter; the recourse of Assignee and each of its successors and all other persons and entities in connection with the foregoing being limited to the solely to assets of Assignor for the payment of any claim or for any performance, and each of Assignee and its successors hereby waives such personal liability. In no event shall any contribution obligation of any partner in Assignor (including, without limitation, any obligation to fund a negative capital account) be considered an asset of Assignor for purposes of this paragraph. The limitations of liability provided in this paragraph are in addition to, and not in limitation of, any limitation on liability applicable to Assignor or such parties provided by law or by any other contract, agreement or instrument.

         11.  Mutual Release.   Each of Assignor and Assignee, for itself and
its successors and assigns, hereby absolutely and irrevocably waives, releases and forever discharges the other party and its affiliates and their respective partners, trustees, beneficiaries, officers, shareholders, directors, agents, servants, contractors and employees, from any and all claims, rights, demands, actions, suits, causes of action, damages, counterclaims, defenses, losses, costs, obligations, liabilities and expenses of every kind or nature, known or unknown, suspected or unsuspected, fixed or contingent, foreseen or unforeseen, arising out of or relating directly or indirectly to any facts or circumstances existing on or before the date hereof and relating to the Partnership, the Property or the operation thereof; provided, however, that the foregoing shall in no event release or otherwise limit any party's rights or obligations under this Assignment and Assumption, the Prior Assignment or the Option Letter. Each of 999 Management Limited and 999 Third Avenue, by execution hereof, hereby provide the same release as that set forth above by Assignor.

         12. Counterparts. This Assignment and Assumption may be executed in multiple counterparts, all of which when taken together shall deem to constitute one instrument.

         IN WITNESS WHEREOF, the Assignor and Assignee have executed and delivered this Assignment and Assumption as of the day, month and year first above written.

                              Assignor:

                              CARLYLE SEATTLE ASSOCIATES,
                              a general partnership

                              By: CARLYLE REAL ESTATE LIMITED
                                    PARTNERSHIP-XII,
                                    a limited partnership,
                                    General Partner

                                    By: JMB REALTY CORPORATION,
                                     a Delaware corporation,
                                     General Partner

                                     By: ___________________________
                                     Name: _________________________
                                     Title: __________________________

                              By: CARLYLE REAL ESTATE LIMITED
                                    PARTNERSHIP-X,
                                    a limited partnership,
                                    General Partner

                                    By: JMB REALTY CORPORATION,
                                     a Delaware corporation,
                                     General Partner

                                     By: ___________________________
                                     Name: _________________________
                                     Title: __________________________


                              Assignee:

                              999 THIRD AVENUE, LTD.,
                              a Washington limited partnership

                              By: WRIGHT RUNSTAD ASSOCIATES
                                    LIMITED PARTNERSHIP,
                                    a Washington limited partnership,
                                    General Partner

                                     By: WRIGHT RUNSTAD & COMPANY,
                                            a Washington corporation,
                                            General Partner

                                            By:______________________________
                                    Name:____________________________________
                                    Title:___________________________________

                                    JOINDER

         The undersigned hereby joins in the execution of this Assignment and Assumption solely for the purpose of agreeing to indemnify, defend and hold harmless, jointly and severally with Assignee, each person or entity entitled to indemnification pursuant to the terms of paragraph 6 of this Assignment and Assumption, to consent to the assignment and assumption provided for herein and the withdrawal of Assignor as a partner in the Partnership as required pursuant to Section 7.1 of the Partnership Agreement, and to agree to be bound by the release contained in paragraph 11 of hereof.

                        WRIGHT-CARLYLE SEATTLE ASSOCIATES,
                        a Washington general partnership

                        By:   999 THIRD AVENUE, LTD.,
                              a Washington limited partnership
                                     General Partner

                              By: WRIGHT RUNSTAD ASSOCIATES
                                     LIMITED PARTNERSHIP,
                                     a Washington limited partnership,
                                     General Partner

                                     By: WRIGHT RUNSTAD & COMPANY,
                                            a Washington corporation,
                                            General Partner

                                     By:_____________________________________
                                     Name:___________________________________
                                     Title:__________________________________


                        999 THIRD AVENUE, LTD.,
                        a Washington limited partnership
                        General Partner

                        By: WRIGHT RUNSTAD ASSOCIATES
                                LIMITED PARTNERSHIP,
                                a Washington limited partnership,
                                General Partner

                                By: WRIGHT RUNSTAD & COMPANY,
                                        a Washington corporation,
                                General Partner

                                 By:_________________________________________
                                 Name:_______________________________________
                                 Title:______________________________________

JOINDER


         The undersigned, 999 Management Limited, a Washington limited partnership, hereby joins in this Assignment and Assumption for the purpose of agreeing to the release contained in paragraph 11 hereof.

                              999 MANAGEMENT LIMITED,
                              a Washington limited partnership

                              By: WRIGHT RUNSTAD ASSOCIATES LIMITED
                                    PARTNERSHIP,
                                    a Washington limited partnership,
                                    General Partner

                                    By: WRIGHT RUNSTAD & COMPANY,
                                      a Washington corporation,
                                      General Partner

                                 By:_________________________________________
                                 Name:_______________________________________
                                 Title:______________________________________

                                  EXHIBIT "F"


                            REFINANCING PARAMETERS


         The following requirements constitute the "Refinancing Parameters" referred to in the letter agreement (the "Agreement") to which this Exhibit is attached and of which this Exhibit is a part. Except as otherwise indicated, each capitalized term used herein shall have the meaning set forth for the same elsewhere in the Agreement.

         The proposed Refinancing of the Existing Loan with a new loan or loans (the "Proposed Loan") proposed by 999 Third Avenue, as well as the note (the "Proposed Note") evidencing the Proposed Loan and the deed of trust and other security instruments (collectively, the "Proposed Encumbrance") securing the same, must satisfy each of the requirements set forth below in this Exhibit.

              1. Payoff of Existing Loan. A condition to the closing of the Refinancing shall be the concurrent payoff by the Partnership of the Existing Loan and the release of the security instruments securing such Existing Loan, and the amendment of the Partnership pursuant to the Partnership Amendment (such that the borrower under the Proposed Loan shall be the Partnership as amended by the Partnership Amendment).

              2. Payment of Refinancing Costs. 999 Third Avenue (or the Investor Partnership) shall have paid or contributed to the Partnership amounts necessary to pay all costs and expenses of the Refinancing (including, without limitation, all loan fees, brokerage fees and other closing costs, legal fees, and the funding of the amounts necessary for principal paydowns and prepayment premiums payable under the Existing Loan and required reserves under the Proposed Loan [to the extent not funded by the net proceeds of the Proposed Loan]).

              3. Concurrent Closing of Sale of Subject Partnership Interest. The closing of the Refinancing shall occur simultaneously with, and shall be conditioned upon, the simultaneous closing of the sale of the Subject Partnership Interest on the Sale Closing Date pursuant to the Letter Agreement

              4. Nonrecourse Loan; Security. The Proposed Loan must be nonrecourse, and Proposed Lender must expressly agree in the Proposed Note and the Proposed Encumbrance to look solely to the Property for repayment of the Proposed Loan. There may be customary exceptions from the nonrecourse provisions for fraud or intentional misrepresentation, intentional misappropriation of rents, security deposits, casualty and condemnation proceeds or other proceeds from the Property, and violations of environmental laws; however, the Proposed Lender's recourse with respect to such exceptions shall be limited to the collateral securing the Proposed Loan.

              5. Exculpation of Partners. The Proposed Note and Proposed Encumbrance shall each contain an express provision to the effect that no personal liability or cost or expense of any kind or nature may be imposed upon or result to any partner of the Partnership or any advisor, member, trustee, director, officer, partner, employee, beneficiary, shareholder or agent of any such partner or any direct or indirect partner in any such partner (including, without limitation, Carlyle, Carlyle Real Estate Limited Partnership-XII, Carlyle Real Estate Limited Partnership-X and JMB Realty Corporation), directly or indirectly, by reason of or in connection with the Proposed Loan, the Proposed Note and Proposed Encumbrance.